UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                            CURRENT REPORT Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 15, 2004
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                              GUIDANT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    INDIANA
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                 (State or Other Jurisdiction of Incorporation)


          001-13388                                     35-1931722
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 (Commission File Number)                    (IRS Employer Identification No.)


        111 Monument Circle, Suite 2900
             Indianapolis, Indiana                                46204
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (317) 971-2004
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement

         On December 15, 2004, Johnson & Johnson and Guidant Corporation ("Guidant") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Concurrently, Johnson & Johnson and Guidant entered into letter agreements with certain executive officers of Guidant modifying each such individual's rights and obligations under Guidant's Change In Control Severance Pay Plan for Select Employees. Guidant also executed a Rights Agreement with EquiServe Trust Company, N.A. (the "Rights Agreement") as of the same date.

         Merger Agreement

         The Merger Agreement provides for a business combination whereby Shelby Merger Sub, Inc. ("Merger Sub"), an Indiana corporation and a wholly owned subsidiary of Johnson & Johnson, will merge with and into Guidant (the "Merger"). As a result of the Merger, the separate corporate existence of Merger Sub will cease and Guidant will continue as the surviving corporation in the Merger.

         At the effective time of the Merger, each share of Guidant common stock (other than shares owned by Guidant, Johnson & Johnson and Merger Sub) will be converted into the right to receive a combination of (i) $30.40 in cash and (ii) a number of shares of Johnson & Johnson common stock with a value, based upon the volume weighted average trading prices of Johnson & Johnson common stock for the 15 trading days ending 3 trading days prior to the closing, of $45.60, so long as the volume weighted average trading price per share of Johnson & Johnson's common stock during this period is within the range of $55.45 to $67.09. Outside of this range, each share of Guidant common stock will be converted into the right to receive a combination of (i) $30.40 in cash and (ii) a fixed number of shares of Johnson & Johnson common stock equal to 0.6797 if the volume weighted average trading price is above the range and 0.8224 if the volume weighted average trading price is below the range. Outstanding Guidant stock options at the time of the closing will be converted into options to purchase Johnson & Johnson common stock.

         The Merger is subject to the approval of Guidant shareholders. In addition, the Merger is subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act and the European Union merger control regulation, as well as other customary closing conditions.

         Johnson & Johnson and Guidant have made customary representations, warranties and covenants in the Merger Agreement, including Guidant making covenants not to solicit alternative transactions or, subject to certain exceptions, to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction.

         The Merger Agreement contains certain termination rights for both Johnson & Johnson and Guidant, and further provides that, upon termination of the Merger Agreement under certain circumstances, (i) Guidant may be obligated to pay Johnson & Johnson a termination fee of $750 million and (ii) Johnson & Johnson may be obligated to pay Guidant a termination fee of $700 million.

         In February 2004, Cordis Corporation ("Cordis"), a Johnson & Johnson subsidiary, and Guidant entered into a strategic agreement to copromote Cordis' CYPHER(TM) Sirolimus-eluting Coronary Stent. Guidant also received an option to pursue a similar arrangement in Japan in the future. In addition, Guidant agreed to assist Cordis in the development of a CYPHER stent that utilizes Guidant's MULTI-LINK VISION(R) Stent Delivery System. Cordis and Guidant also entered into a license arrangement in April 2000, which has been subsequently amended, pursuant to which the parties provide each other access to certain of their respective technologies.

         A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

         Change in Control Letter Agreements

         In connection with the execution of the Merger Agreement, on December 15, 2004, Johnson & Johnson and Guidant entered into letter agreements with Mark C. Bartell, Ronald Spaulding, Roger Marchetti, William F. McConnell, R. Frederick McCoy, Jr. and Dana G. Mead, Jr. (each of whom is an executive officer of Guidant) (the "Letter Agreements") modifying each such employee's rights and obligations under Guidant's Change In Control Severance Pay Plan for Select Employees (the "Plan").

         The Letter Agreements modify the Plan definitions as follows: (i) the definition of "Change in Control" is amended to exclude from the definition the execution of a definitive agreement to consummate certain types of business transactions and to exclude from the definition the adoption by Guidant's board of directors of a resolution to the effect that a Change in Control has occurred, and the definition is further modified to provided that a Change in Control will occur upon consummation of certain business transactions rather than upon shareholder approval of such transactions; (ii) the definition of "Covered Termination" is modified to eliminate the employee's ability to receive Plan benefits upon a voluntary termination of employment for any reason (i.e., without "Good Reason") during the thirty-day period beginning on the first anniversary of the Merger; (iii) the definition of "Good Reason" is modified generally to limit the circumstances that will constitute Good Reason for termination of employment; and (iv) the definition of "Cause" is modified generally to expand the circumstances that constitute Cause for termination of employment.

         Under the terms of each of the Letter Agreements, if the individual remains in continuous employment with Guidant through the expiration of the two-year period immediately following consummation of the Merger (the "Second Anniversary") he will receive a bonus in an amount equal to fifty percent of the cash severance payment that otherwise would have been payable in accordance with the terms of the Plan had a covered termination of employment occurred immediately following consummation of the Merger (the "First Retention Bonus").


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

If the individual remains in continuous employment with Guidant following the Second Anniversary through the expiration of the three-year period immediately following consummation of the Merger (the "Third Anniversary") he will receive an additional bonus in an amount equal to the First Retention Bonus (the "Second Retention Bonus"). In addition, if during the period commencing immediately following the Second Anniversary and ending on the Third Anniversary, the individual is involuntarily terminated by Guidant other than for Cause (as such term is defined in the Plan, as modified by the Letter Agreement), the individual will be entitled to receive the Second Retention Bonus following termination, plus the non-cash benefits that would have been otherwise payable pursuant to the Plan had such termination occurred during the two-year period immediately following consummation of the Merger. Payment of the First and Second Retention Bonuses is contingent upon execution of a general waiver and release of claims.

         The Letter Agreements do not alter the provisions of the Plan that provide benefits upon a Covered Termination (subject to the modifications of certain definitions under the Plan as described above) before the Second Anniversary of the Merger. The Letter Agreements also provide that, if payment of the First or Second Retention Bonus results in the imposition of an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, the provisions of the Plan providing for certain additional payments in respect of such taxes will apply.

         Pursuant to the Letter Agreements, Guidant also agrees not to terminate the individuals other than for Cause (as such term is defined in the Plan, as modified by the Letter Agreements), except if such termination is effectuated prior to consummation of the Merger in connection with a specified divestiture of assets. In addition, individuals who are parties to the Letter Agreements are not permitted to terminate their employment for Good Reason (as such term is defined in the Plan, as modified by the Letter Agreements) during the period prior to consummation of the Merger.

         A copy of the form of Letter Agreement is attached hereto as Exhibit
10.1 and is incorporated herein by reference. The foregoing description of the Letter Agreements is qualified in its entirety by reference to the full text of the form of Letter Agreement.

         Rights Agreement

         The information provided in Item 3.03 of this Current Report on Form 8-K regarding the Rights Agreement is incorporated into this Item 1.01 by reference.

Item 3.03    Material Modification to Rights of Security Holders.

         In accordance with the Rights Agreement, on December 15, 2004, Guidant declared a dividend distribution of one right (a "Right") for each outstanding share of its common stock to shareholders of record at the close of business on December 27, 2004 (the "Record Date"). Each Right entitles the registered holder to purchase from Guidant a unit consisting of one one-thousandth of a

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

share of Series A Participating Preferred Stock at a purchase price of $325 per unit, subject to adjustment. The Rights are not exercisable until the earlier of (i) 10 business days following a public announcement that a person or group (an "Acquiring Person") has acquired 15% or more of the outstanding shares of Guidant common stock (the "Stock Acquisition Date"), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person (the "Distribution Date") and will expire at 5:00 P.M. (New York City time) on December 15, 2014, unless such date is extended or the Rights are earlier redeemed or exchanged. Until the Distribution Date, the Rights will be evidenced only by shares of Guidant common stock and will be transferred with and only with such common stock. After the Distribution Date, Rights Certificates will be mailed to holders of record of the Guidant common stock as of the close of business on the Distribution Date.

         In the event that a Person becomes an Acquiring Person, subject to certain exceptions for offers that the independent directors determine to be fair and not inadequate and to otherwise be in the best interests of Guidant and its stockholders, each holder of a Right other than the Acquiring Person will have the right to receive Guidant common stock having a value equal to two times the exercise price of the Right. In the event that, at any time following the Stock Acquisition Date, Guidant engages in certain types of merger or other business combination transactions, each holder of a Right other than the Acquiring Person shall have the right to receive common stock of the acquiring company having a value equal to two times the exercise price of the Right. At any time after a person becomes an Acquiring Person and prior to their acquisition of 50% or more of the outstanding Guidant common stock, Guidant's board of directors may exchange the Rights (other than Rights owned by the Acquiring Person), in whole or in part, for one share of Guidant common stock, or one one-thousandth of a share of Preferred Stock, per Right (subject to adjustment). At any time until ten business days following the Stock Acquisition Date, Guidant may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

         A copy of the Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Rights Agreement is qualified in its entirety by reference to the full text of the Rights Agreement. Unless the context otherwise requires, the capitalized terms used herein shall have the meanings ascribed to them in the Rights Agreement attached hereto. A summary of the Rights Agreement also can be found in the Registration Statement on Form 8-A filed by Guidant on December 20, 2004.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in
             Fiscal Year

         On December 15, 2004, in connection with the Rights Agreement, Guidant's board of directors approved an amendment to Paragraph 4(c) of Guidant's Articles of Incorporation setting forth the rights, powers and preferences of the Series A Participating Preferred Stock. Guidant filed the Articles of Amendment to the Articles of Incorporation of Guidant (the "Articles of Amendment") with the Secretary of State of the State of Indiana on December 17, 2004.


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

         The summary of the rights and preferences of the Series A Participating Preferred Stock set forth in Exhibit C to the Rights Agreement is incorporated into this Item 5.03 by reference and is qualified in its entirety by reference to the full text of the Articles of Amendment. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

         (c)

Exhibit No.       Description
-----------       -----------

   2.1 Agreement and Plan of Merger, dated as of December 15, 2004, among Johnson & Johnson, Shelby Merger Sub, Inc. and Guidant Corporation

   3.1 Articles of Amendment of the Articles of Incorporation of Guidant Corporation

   4.1 Rights Agreement, dated as of December 15, 2004, between Guidant Corporation and EquiServe Trust Company, N.A., including the Form of Amendment to the Articles of Incorporation of Guidant Corporation, the Form of Rights Certificate and the Summary of Rights to Purchase Preferred Stock

   10.1 Form of Letter Agreement Modifying Guidant Corporation's Change In Control Severance Pay Plan for Select Employees, dated as of December 15, 2004

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GUIDANT CORPORATION


Dated: December 20, 2004                       By:  /s/ David Scharf
                                                    -----------------------
                                               Name:  David Scharf
                                               Title: Associate General Counsel
                                                      and Assistant Secretary

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


                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   2.1 Agreement and Plan of Merger, dated as of December 15, 2004, among Johnson & Johnson, Shelby Merger Sub, Inc. and Guidant Corporation

   3.1 Articles of Amendment of the Articles of Incorporation of Guidant Corporation

   4.1 Rights Agreement, dated as of December 15, 2004, between Guidant Corporation and EquiServe Trust Company, N.A., including the Form of Amendment to the Articles of Incorporation of Guidant Corporation, the Form of Rights Certificate and the Summary of Rights to Purchase Preferred Stock

   10.1 Form of Letter Agreement Modifying Guidant Corporation's Change In Control Severance Pay Plan for Select Employees, dated as of December 15, 2004











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